FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                        (_________ PROJECT)

	This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February __, 1997 (the "First Amendment") is made by and between FIRST BANK NATIONAL ASSOCIATION, a national banking association duly existing under the laws of the United States of America as Trustee and as Lender ("Trustee" or "Lender"), and ___________, a general partnership organized and existing under the laws of the State of California, as borrower ("Borrower" or "_____").

W I T N E S S E T H

	WHEREAS, Coso Funding Corp. ("Coso Funding") is a corporation established for the purpose of issuing notes (the "Notes"), as principal and as agent for the Partnerships, pursuant to the Trust Indenture, dated as of December 16, 1992 (the "Original Indenture"), between Coso Funding and First Bank, National Association (as successor to Bank of America National Trust and Savings Association), as trustee (the "Trustee"); and

	WHEREAS, on December 16, 1992, Coso Funding issued and sold the Initial Notes in the aggregate principal amount of $560,245,000; and

 	WHEREAS, the proceeds of the Initial Notes were used (i) to finance the purchase by Coso Funding of outstanding secured indebtedness of each of Coso Energy Developers, a California general partnership ("CED"), Coso Power Developers, a California general partnership ("CPD") and Coso Finance Partners ("CFP"),
(ii) to finance capital expenditures relating to each of such Partnership's Projects, (iii) to fund certain reserves under this Indenture and (iv) to pay Transaction Costs; and

	WHEREAS, the principal and interest payments on the Initial Notes will be serviced by repayment of loans made by Coso Funding to the Partnerships, pursuant to separate Amended and Restated Credit Agreements, each dated as of December 16, 1992 (the "Original Credit Agreements"), with each of ______ (such Original Credit Agreement with _____, the "Original ___ Credit Agreement", and such Original ___ Credit Agreement as amended, modified and supplemented by this First Amendment, this "Credit Agreement"), [CFP], [CED] and [CPD], and guaranteed by the Partnerships; and

	WHEREAS, pursuant to the Original Indenture, the Partnerships have funded and maintained moneys in the Debt
Service Reserve Fund; and

	WHEREAS, Coso Funding and the Partnerships propose to amend and supplement the Original Indenture, the Original Credit
Agreements and other Financing Documents to permit the use of a Debt Service Reserve Letter of Credit to satisfy the obligation to maintain moneys in the Debt Service Reserve Fund; and

	WHEREAS, Section 10.03 of the Original Indenture permits the parties to amend the Original ___ credit Agreement in the manner contemplated by this First Amendment upon notice to and the written approval or consent of the owners of not less than 66-
2/3% in aggregate principal amount of the Notes then Outstanding, which consent has been obtained, and upon the consent and agreement of the Trustee.

	NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto formally covenant, agree and bind themselves as follows:

ARTICLE I - DEFINITIONS

	Section 1.1.	Definitions.  Capitalized terms used and not
otherwise defined herein shall have the meanings as used for purposes of the Original ___ Credit Agreement.

ARTICLE I - AMENDMENT

	Section 2.1.	Other Debt.  Section 4.10(a) of the Original
___ Credit Agreement is hereby amended by deleting the parenthetical "(obligations and debt described in subparts (i) to (ix) of this Section may be referred to herein as "Permitted
Indebtedness")." and replacing it with the following:

	and (x) (A) Debt incurred under a Debt Service Reserve
LOC Reimbursement Agreement or LOC Support Loans or (B) guarantees of Debt incurred by another Partnership under Section 4.10(a) (x) (A) of such Partnership's
Credit Agreement (obligations and Debt described in subparts (i) to (x) of this Section may be referred to here as "Permitted Indebtedness").

	Section 2.2.	Other Debt.	Section 4.10(b) of the
Original ___ Credit Agreement is hereby amended by deleting the current Section 4.10(b) and replacing it with the following:

	(b)	Debt of Borrower existing pursuant to clause (iv),
(v) or (x) of Section 4.10(a), together with Debt of ___ existing pursuant to clause (iv), (v) or (x) of
Section 4.10(a) of the Credit Agreement with respect to the ________ Project and Debt of _____________ existing pursuant to clause (iv), (v) or (x) of Section 4.10(a) of the Credit Agreement with respect to the _____
Project, shall not in the aggregate, without duplication, exceed two hundred million dollars
($200,000,000) at any point in time. For purposes of compliance with this Section 4.10(b), the managing partner of Borrower shall, upon the reasonable request of the managing partner of ________ of ________ or Lender, promptly provide ___ or ___ or Lender a schedule which shows existing and projected levels of Debt pursuant to clause (iv), (v) or (x) of Section
4.10(a). In addition, any Debt of Borrower incurred or existing pursuant to clause (iv), or (v) of Section
4.10(a) shall (i) be fully subordinated as provided in, and shall include, the Subordination Provisions attached hereto as Exhibit F and (ii) state that such Debt complies with the Credit Agreement. In addition, any Debt of Borrower incurred or existing pursuant to clause (x) of Section 4.10(a) shall (I) be subordinated as provided in, and shall include, the Subordination
Provisions attached hereto as Exhibit G and (ii) state that such Debt complies with the Credit Agreement.

	Section 2.3.	Amendments to Definitions.  Exhibit A of the
Original ___ Credit Agreement is hereby amended by amending the following definitions in the appropriate alphabetical order:

		(i)	in the definition of "Credit Agreement", inserting
the phrase ", as amended or supplemented" immediately after "1992" in each place where "1992" appears.

		(ii)	in the definition of "Mortgage", inserting the
phrase ", in each case as modified or sdupplemented," in the first line of such definition after the phrase "as the context requires.".

		(iii)	in the definition of "Subordinated Permitted
Indebtedness", deleting the phrase "(v) and (vi)" and replacing it with "(v), (vi) and (x)".

		iv)	in the definition of "Partnership Documents",
inserting the phrase ", in each case as modified or supplemented" at the end of such definition immediately prior to the period.

		(v)	in the definition of "Pledge Agreements",
inserting the phrase ", in each case as modified or supplemented," in the second line of such definition after the phrase "as the context requires,".

		(vi)	in the definition of "Security Agreement",
inserting the phrase ", in each case as modified or supplemented," in the second line of such definition after the phrase "as the context requires,".

		(vii)	in the definition of "Support Loan
Agreement", inserting the phrase ", in each case as amended or supplemented," in the second line of such definition after the phrase "as the context requires," and inserting the phrase "(not including any LOC Support Loan Agreement)" after the phrase "any similar agreement" in each case where
"any similar agreement" appears.

	Section 2.4.	New Definitions.  Exhibit A of the Original
___ Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

			"Available Amount" means, in relation to each Partnership, the maximum amount available to be drawn from time to time under the Debt Service Reserve Letter of Credit in respect of such Partnership.

			"Debt Service Reserve Letter of Credit" means one or more irrevocable, direct pay letters of credit issued by the Debt Service Reserve LOC Provider in favor of the Trustee in support of any obligations to fund the Debt
Service Reserve Fund under the Financing Documents.

			"Debt Service Reserve LOC Provider" means the commercial bank(s) or other financial institution(s) issuing the Debt Service Reserve Letter of Credit.

			"Debt Service Reserve LOC Reimbursement Agreement" means an agreement for the issuance of a Debt Service
Reserve Letter of Credit and reimbursement of any Debt
Service Reserve LOC Loans, fees and expenses between the Debt Service Reserve LOC Provider and one or more of the Partnerships.

			"Debt Service Reserve LOC Loan" means each loan made by a Debt Service Reserve LOC Provider pursuant to the Debt Service Reserve LOC Reimbursement Agreement in connection with a draw on the Debt Service Reserve Letter of Credit.

			"LOC Support Loan" means each loan obtained by one of the Partnerships from another of the Partnerships for use to pay principal of or interest on Debt Service Reserve LOC
Loans or to pay fees or expenses in connection with a Debt
Service Reserve LOC Reimbursement Agreement.

			"LOC Support Loan Agreement" means an agreement for the provision and repayment of LOC Support Loans in accordance with the requirements of the Indenture and the applicable Credit Agreement.

			"Omnibus Agreement" means the Omnibus
Acknowledgment and Agreement, dated as of the date hereof, among Coso Funding, CFP, CED, CPD, the Trustee and the other parties thereto.

			"Total Available Amount" means the aggregate maximum amount available to be drawn from time to time under the Debt Service Reserve Letter of Credit in respect of all the Partnerships.

	Section 2.5.	New Exhibits.  The Original ___ Credit
Agreement is hereby amended by adding the Exhibit G to this First
Amendment as a new exhibit.

ARTICLE 3 - MISCELLANEOUS

	Section 3.1.	Effective of First Amendment.  Upon the
execution of this First Amendment, this Credit Agreement shall be modified in accordance herewith, and this First Amendment shall form a part of this Credit Agreement for all purposes. This First Amendment shall be construed as supplemental to this Credit Agreement and shall form a part thereof, and this Credit Agreement is hereby incorporated by reference herein and hereby ratified, approved and confirmed. From and after the date hereof, whenever referred to in any Financing Document, this Credit Agreement shall mean this Credit Agreement as modified, amended and supplemented by this First Amendment.

	Section 3.2.	Headings for Convenience Only.  The
descriptive headings in this First Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

	Section 3.3	Counterparts.  This First Amendment may be
executed in any number of counterparts, each of which when so executed and delivered shall be an original; but such counterparts shall together constitute but one and the same instrument.

	Section 3.4.	Applicable Law.  THIS FIRST AMENDMENT SHALL
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF CALIFORNIA.

	IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by the respective officers thereunto duly authorized as of the date first written above.

				BORROWER:


				TRUSTEE:

				FIRST BANK NATIONAL ASSOCIATION,
				as Trustee and as Lender

				By: _________________________________
					Name:
					Title: